UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2012 (September 27, 2012)

ACCELERIZE NEW MEDIA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52635	20-3838769
(Commission File Number)	(IRS Employer Identification No.)

2244 West Coast Highway, Suite 250
Newport Beach, California	92663
(Address of Principal Executive Offices)	(Zip Code)

(949) 515-2141
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 27, 2012, Accelerize New Media, Inc., or the Company, entered into an Asset Purchase Agreement, or the Agreement, between the Company and Emerging Growth LLC, a Delaware limited liability company, or the Buyer, pursuant to which the Buyer purchased the assets comprising the Company’s online marketing services business, or the Disposition, for a purchase price of up to $862,000, payable as follows: On September 27, 2012, the Buyer paid the Company $150,000 in cash and paid $50,000 to Agility Capital II, LLC, or Agility, for the benefit of the Company in connection with a principal payment and amendment under the Company’s loan agreement with Agility as further described below.  The Buyer shall also pay up to $162,000 to the Company in twenty-seven equal monthly installments of $6,000 plus interest thereon at 5% per annum commencing on November 15, 2012 evidenced by a promissory note, provided that if the Buyer pays to the Company an aggregate of $100,000 plus accrued but unpaid interest by January 1, 2013 pursuant to such promissory note, no further installment payments shall be paid to the Company.  The Buyer shall further pay to the Company $500,000 plus interest thereon at 3.25% per annum on December 27, 2014 evidenced by a promissory note, provided that the Buyer may render certain services to the Company of a nature and at a cost to be agreed with the Company, and the aggregate amount of all invoices rendered by the Buyer to the Company for such services shall be applied to and reduce the outstanding principal of such promissory note.  To the Company’s knowledge, certain of the members of the Buyer are shareholders of the Company, though these members do not currently own in the aggregate more than five percent of the membership interests in the Buyer.  The purchase price for the Disposition was negotiated at arms’ length between the Company and the Buyer.  As security for the obligations of the Buyer under the Agreement, the Buyer granted the Company a security interest in the assets sold to the Buyer in the Disposition.

Prior to the Disposition, the business of the Company was primarily composed of two divisions: the online marketing services business and the software-as-a-service, or Saas, business.  For the fiscal year ended December 31, 2011, the Company’s Saas business revenues increased 391.5% when compared to the fiscal year ended December 31, 2010, while the Company’s online marketing services business revenues increased only 12% during the same period.  For the six-month period ended June 30, 2012, the Company’s Saas business revenues increased 185.1% when compared to the six-month period ended June 30, 2011, while the Company’s online marketing services business revenues decreased 45.8% during the same period.  The Company has made a strategic decision to focus on its Saas business.

The description of the Asset Purchase Agreement, including the promissory notes payable to the Company, is not complete and is subject to and qualified in its entirety by reference to the Asset Purchase Agreement and the forms of promissory notes payable to the Company, copies of which are filed as Exhibit 2.1 to this Current Report and are incorporated herein by reference.

Also on September 27, 2012, the Company entered into a second amendment to loan agreement, or the Second Amendment, with Agility, which Second Amendment modified certain terms of the loan agreement, or Loan Agreement, dated as of January 3, 2011, as amended by first amendment to Loan Agreement, or the First Amendment, dated as of August 23, 2011, between the Company and Agility.  The Loan Agreement was described in the Company’s Current Report dated January 6, 2011.  The First Amendment was described in the Company’s Current Report dated August 26, 2011.  The Second Amendment requires the Company to make a principal payment of $50,000 to Agility within three calendar days of the Disposition, and following such payment the remaining outstanding principal balance under the Loan Agreement will be $187,500.  As described above, such payment was made on behalf of the Company to Agility by the Buyer.  The Second Amendment also amends the maturity date of the loan from December 31, 2012 to September 1, 2013, the monthly payment amount of principal from $30,000 to $15,000 and the payment schedule for principal payments from monthly commencing on January 1, 2012 to monthly commencing on October 1, 2012.  In connection with the Second Amendment, Agility has released its security interest in the collateral comprised of the assets sold to the Buyer in the Disposition.

Also in connection with the Second Amendment, the Company issued to Agility a warrant, or the Warrant, to purchase 650,000 shares of the Company’s common stock at $0.35 per share, subject to certain anti-dilution and price adjustments, which represents warrants to purchase an additional 50,000 shares of the Company’s common stock over the 600,000 warrants that were issued to Agility in connection with the First Amendment which have been cancelled as described in Item 1.02.  The Warrant expires on August 23, 2016.  Upon a default under the Loan Agreement, as amended, the number of shares Agility may purchase under the Warrant will increase up to a maximum of 350,000 additional shares.  The Warrant was issued under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

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The description of the Loan Agreement is not complete and is subject to and qualified in its entirety by reference to the Loan Agreement, a copy of which was filed as Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and is incorporated herein by reference.

The description of the First Amendment is not complete and is subject to and qualified in its entirety by reference to the First Amendment, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 26, 2011 and is incorporated herein by reference.

The descriptions of the Second Amendment and the Warrant are not complete and are subject to and qualified in their entirety by reference to the Second Amendment and the Warrant, copies of which are filed as Exhibit 10.1 and 4.1, respectively, to this Current Report and are incorporated herein by reference.

ITEM 1.02           TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the Second Amendment, Agility returned the warrant, or the First Amendment Warrant, to purchase 600,000 shares of the Company’s common stock, originally issued in connection with the First Amendment, to the Company.  The Company cancelled the First Amendment Warrant on September 27, 2012.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 27, 2012, the Company and the Buyer closed the Disposition.  The information disclosed in Item 1.01 with respect to the Disposition is incorporated into this Item 2.01 in its entirety.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.

The information disclosed in Item 1.01 with respect to the Warrant is incorporated into this Item 3.02 in its entirety.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(b)           Pro Forma Financial Information

As a smaller reporting company, the Company is not required to include pro forma financial information for the Disposition in this Current Report.

(d)           Exhibits

2.1	Asset Purchase Agreement, dated September 27, 2012, between Accelerize New Media, Inc. and Emerging Growth LLC.

4.1           Warrant to Purchase Stock issued September 27, 2012.

10.1	Second Amendment to Loan Agreement, dated September 27, 2012, between Accelerize New Media, Inc. and Agility Capital II, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE NEW MEDIA, INC.

By:	/s/ Brian Ross

Name:	Brian Ross

Title:	President and Chief Executive Officer

Date:  September 27, 2012

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